EXHIBIT 11
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                          CASCADE COMMUNICATIONS CORP.

            Weighted Shares Used in Computation of Earnings per Share

                                                                       Shares
            For the three months ended September 28, 1996
            Common stock outstanding, beginning of period             85,166,457
            Weighted average common stock issued during the
               three months ended September 28, 1996                   3,808,422
            Weighted average common stock equivalents                  9,542,555
                                                                      ----------
            Weighted average shares of common stock outstanding       98,517,434
                                                                      ==========

            For the three months ended September 30, 1995

            Common stock outstanding, beginning of period             83,261,364
            Weighted average common stock issued during the
               three months ended September 30, 1995                     117,711
            Weighted average common stock equivalents                  7,950,003
                                                                      ----------
            Weighted average shares of common stock outstanding       91,329,078
                                                                      ==========

            For the nine months ended September 28, 1996

            Common stock outstanding, beginning of period             83,781,080
            Weighted average common stock issued during the
               nine months ended September 28, 1996                    4,159,568
            Weighted average common stock equivalents                  9,516,077
                                                                      ----------
            Weighted average shares of common stock outstanding       97,456.725
                                                                      ==========

            For the nine months ended September 30, 1995

            Common stock outstanding, beginning of period             81,487,740
            Weighted average common stock issued during the
               nine months ended September 30, 1995                    1,436,880
            Weighted average common stock equivalents                  7,892,655
                                                                      ----------
            Weighted average shares of common stock outstanding       90,817,275
                                                                      ==========
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